UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2009

Forest City Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio		44113
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-621-6060

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 19, 2009, Forest City Enterprises, Inc. (the "Company") completed an underwritten public offering (the "Offering") of 45.5 million shares of its Class A common stock, par value $0.33⅓ per share (the "Shares"), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co., Incorporated, as representatives of the several underwriters (the "Underwriters") named in the Underwriting Agreement (as defined herein below). The Company has granted the Underwriters a 30-day option to purchase up to an additional 6.8 million shares to cover over-allotments, if any. The Shares were issued and sold by the Company to the Underwriters at a public offering price of $6.60 per Share pursuant to an agreement (the "Underwriting Agreement") dated as of May 14, 2009 by and among the Company and the Underwriters. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

The Company estimates that it will receive net proceeds of approximately $286.7 million, or approximately $329.8 million if the underwriters’ over-allotment option is fully exercised, from the Offering, after deducting underwriting discounts, commissions and expenses. The Company intends to use the net proceeds from the Offering to reduce its outstanding borrowings under its $750 million revolving credit facility.

Item 8.01 Other Events.

A copy of the Company’s press release announcing the completion of the Offering is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number Description

1.1 Underwriting Agreement dated May 14, 2009 by and among Forest City Enterprises, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co., Incorporated, as representatives of the several underwriters named therein.

99.1 Press Release of Forest City Enterprises, Inc. dated May 19, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forest City Enterprises, Inc.

May 19, 2009	By:	/s/ Robert G. O'Brien

Name: Robert G. O'Brien
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated May 14, 2009 by and among Forest City Enterprises, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co., Incorporated, as representatives of the several underwriters named therein.
99.1	Press Release of Forest City Enterprises, Inc. dated May 19, 2009.